NEWS RELEASE
W. R. Berkley Corporation 475 Steamboat Road Greenwich, Connecticut 06830 (203) 629-3000

FOR IMMEDIATE RELEASE     CONTACT:    Karen A. Horvath
Vice President - External
Financial Communications
(203) 629-3000

W. R. Berkley Corporation Reports First Quarter 2026 Results
Return on Equity of 21.2%;
Net Income Grew 23.4% to $515.2 Million and Operating Income Grew 22.5% to a Record $514.3 Million
Greenwich, CT, April 21, 2026 - W. R. Berkley Corporation (NYSE: WRB) today reported its first quarter 2026 results.
Summary Financial Data
(Amounts in thousands, except per share data)

	First Quarter
	2026	2025

Gross premiums written	$3,785,766	$3,683,939
Net premiums written	3,174,345	3,133,302

Net income to common stockholders	515,216	417,571
Net income per diluted share	1.31	1.04

Operating income (1)	514,257	419,956
Operating income per diluted share (1)	1.30	1.05

Return on equity (2)	21.2%	19.9%
Operating return on equity (1) (2)	21.2%	20.0%

(1)Operating income is a non-GAAP financial measure defined by the Company as net income excluding after-tax net investment gains (losses) and related expenses and after-tax net foreign currency gains (losses). The Company’s 2025 financial information has been restated to exclude after-tax net foreign currency gains (losses) from operating income to conform with this presentation.
(2)Return on equity and operating return on equity represent net income and operating income, respectively, expressed on an annualized basis as a percentage of beginning of year common stockholders’ equity.

W. R. Berkley Corporation        2

First quarter highlights included:
•Return on equity of 21.2%.
•Net income and operating income grew to $515.2 million and a record $514.3 million, respectively.
•Net investment income grew 12.2% to a record of $404.3 million.
•The current accident year combined ratio before catastrophe losses of 2.4 loss ratio points was 88.3%, and the reported combined ratio was 90.7%.
•Average rate increases excluding workers' compensation were approximately 7.2%.
•Total capital returned to shareholders was $336.1 million, consisting of $302.4 million of share repurchases and $33.7 million of regular dividends.

Management commented:
The Company continued to deliver outstanding results in the first quarter of 2026 with an annualized 21.2% return on beginning‑of‑year stockholders’ equity, reflecting ongoing growth in underwriting and investment income. We returned total capital of $336 million in the quarter through regular dividends and share repurchases.
Our 88.3% accident year combined ratio excluding catastrophe losses demonstrated the stability of underwriting earnings generated through our diversified operating model. We are growing our business where pricing, terms, and conditions support attractive risk adjusted returns. Our teams continue to execute across a wide range of market conditions, with gross and net premiums written in the insurance segment increasing by 4.5% and 3.2%, respectively.
Net investment income grew by 12.2%, driven by a higher level of invested assets from continued strong operating cash flow, improved portfolio yields, and strong investment fund income, enhancing overall profitability. The credit quality of the fixed-maturity portfolio remains high with an average rating of AA- and a 3.1 year duration.
Our balance sheet remains a source of strength, and we prioritized effective capital management in the first quarter by repurchasing nearly 4.5 million shares. Our disciplined focus on long-term risk-adjusted return continues to drive superior performance across market cycles and create long term value for our shareholders. We remain confident in our ability to exceed our 15% target after‑tax return on equity for the foreseeable future.

W. R. Berkley Corporation        3
Webcast Conference Call
    The Company will hold its quarterly conference call with analysts and investors to discuss its earnings and other information on April 21, 2026, at 5:00 p.m. eastern time. The conference call will be webcast live on the Company's website at https://ir.berkley.com/events-and-presentations/default.aspx. Please log on early to register. A replay of the webcast will be available on the Company's website approximately two hours after the end of the conference call. Additional financial information can be found on the Company's website at https://ir.berkley.com/investor-relations/financial-information/quarterly-results/default.aspx.
About W. R. Berkley Corporation
    Founded in 1967, W. R. Berkley Corporation is an insurance holding company that is among the largest commercial lines writers in the United States and operates worldwide in two segments of the property casualty business: Insurance and Reinsurance & Monoline Excess.

W. R. Berkley Corporation        4
Forward Looking Information

This is a “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including statements related to our outlook for the industry and for our performance for the year 2026 and beyond, are based upon the Company’s historical performance and on current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. They are subject to various risks and uncertainties, including but not limited to: the cyclical nature of the property casualty industry; the impact of significant competition, including new entrants to the industry; the long-tail and potentially volatile nature of the insurance and reinsurance business; product demand and pricing; claims development and the process of estimating reserves; investment risks, including those of our portfolio of fixed maturity securities and investments in equity securities, including investments in financial institutions, foreign government bonds, municipal bonds, mortgage-backed securities, loans receivable, investment funds, including real estate, merger arbitrage, energy related and private equity investments; the effects of emerging claim and coverage issues; the uncertain nature of damage theories and loss amounts, including claims for cyber security-related risks; the increasing use of artificial intelligence technologies by us or third-parties on which we rely could expose us to technological, security, legal, and other risks; natural and man-made catastrophic losses, including as a result of terrorist activities or the ongoing conflict with Iran; the risk of future pandemics, as well as the continuing effects of the COVID-19 pandemic; the impact of climate-related risks, which may alter the frequency and increase the severity of catastrophe events; general economic and market activities, including inflation, interest rates, the impact of tariffs and volatility in the credit and capital markets; the impact of the conditions in the financial markets and the global economy, and the potential effect of legislative, regulatory, accounting or other initiatives taken in response to such conditions, on our results and financial condition; foreign currency and political risks relating to our international operations; our ability to attract and retain key personnel and qualified employees; continued availability of capital and financing; the success of our new ventures or acquisitions and the availability of other opportunities; the availability of reinsurance; our retention under the Terrorism Risk Insurance Program Reauthorization Act of 2019; the ability or willingness of our reinsurers to pay reinsurance recoverables owed to us; other legislative and regulatory developments, including those related to business practices in the insurance industry; credit risk related to our policyholders, independent agents and brokers; changes in the ratings assigned to us or our insurance company subsidiaries by rating agencies; the availability of dividends from our insurance company subsidiaries; cyber security breaches of our information technology systems and the information technology systems of our vendors and other third parties, or related processes and systems; the effectiveness of our controls to ensure compliance with guidelines, policies and legal and regulatory standards; and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties could cause our actual results for the year 2026 and beyond to differ materially from those expressed in any forward-looking statement we make. Any projections of growth in our revenues would not necessarily result in commensurate levels of earnings. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

# # #

W. R. Berkley Corporation        5

Consolidated Financial Summary
(Amounts in thousands, except per share data)

	First Quarter
	2026	2025
Revenues:
Net premiums written	$3,174,345	$3,133,302
Change in unearned premiums	(59,173)	(120,921)
Net premiums earned	3,115,172	3,012,381
Net investment income	404,333	360,292
Net investment (losses) gains:
Net realized and unrealized (losses) gains on investments	(15,629)	15,711
Change in allowance for credit losses on investments	(146)	644
Net investment (losses) gains	(15,775)	16,355
Revenues from non-insurance businesses	156,551	128,909
Insurance service fees	28,230	28,929
Other Income	1,823	533
Total Revenues	3,690,334	3,547,399
Expenses:
Loss and loss expenses	1,936,025	1,900,792
Other operating costs and expenses	970,660	949,910
Expenses from non-insurance businesses	135,842	126,364
Interest expense	31,709	31,727
Total expenses	3,074,236	3,008,793
Income before income tax	616,098	538,606
Income tax expense	(100,523)	(121,257)
Net Income before noncontrolling interests	515,575	417,349
Noncontrolling interest	(359)	222
Net income to common stockholders	$515,216	$417,571

Net income per share:
Basic	$1.31	$1.05
Diluted	$1.31	$1.04

Average shares outstanding (1):
Basic	392,264	396,929
Diluted	394,779	399,825

(1)Basic shares outstanding consist of the weighted average number of common shares outstanding during the period (including shares held in a grantor trust). Diluted shares outstanding consist of the weighted average number of basic and common equivalent shares outstanding during the period.

W. R. Berkley Corporation        6
Business Segment Operating Results
(Amounts in thousands, except ratios) (1)

	First Quarter
	2026	2025
Insurance:
Gross premiums written	$3,361,567	$3,216,952
Net premiums written	2,779,717	2,694,455
Net premiums earned	2,765,492	2,642,507
Pre-tax income	524,663	509,505
Loss ratio	63.9%	63.9%
Expense ratio	28.3%	27.8%
GAAP Combined ratio	92.2%	91.7%

Reinsurance & Monoline Excess:
Gross premiums written	$424,199	$466,987
Net premiums written	394,628	438,847
Net premiums earned	349,680	369,874
Pre-tax income	142,706	120,380
Loss ratio	48.3%	57.7%
Expense ratio	30.3%	27.7%
GAAP Combined ratio	78.6%	85.4%

Corporate and Eliminations:
Net investment (losses) gains	$(15,775)	$16,355
Interest expense	(31,709)	(31,727)
Other expenses	(3,787)	(75,907)
Pre-tax loss	(51,271)	(91,279)

Consolidated:
Gross premiums written	$3,785,766	$3,683,939
Net premiums written	3,174,345	$3,133,302
Net premiums earned	3,115,172	$3,012,381
Pre-tax income	616,098	538,606
Loss ratio	62.1%	63.1%
Expense ratio	28.6%	27.8%
GAAP Combined ratio	90.7%	90.9%

(1)Loss ratio is losses and loss expenses incurred expressed as a percentage of premiums earned. Expense ratio is underwriting expenses expressed as a percentage of premiums earned. GAAP combined ratio is the sum of the loss ratio and the expense ratio.

W. R. Berkley Corporation        7
Supplemental Information
(Amounts in thousands)

	First Quarter
	2026	2025
Net premiums written:
Other liability	$1,119,418	$1,108,264
Short-tail lines (1)	630,989	600,192
Auto	417,811	389,154
Workers' compensation	329,018	340,607
Professional liability	282,481	256,238
Total Insurance	2,779,717	2,694,455
Casualty (2)	157,985	186,790
Monoline excess	127,630	119,900
Property (2)	109,013	132,157
Total Reinsurance & Monoline Excess	394,628	438,847
Total	$3,174,345	$3,133,302

Current accident year losses from catastrophes:
Insurance	$75,476	$70,617
Reinsurance & Monoline Excess	202	40,491
Total	$75,678	$111,108

Net Investment income:
Core portfolio (3)	$354,491	$316,940
Investment funds	39,529	27,023
Arbitrage trading account	10,313	16,329
Total	$404,333	$360,292

Net realized and unrealized (losses) gains on investments:
Net realized losses on investments	$(11,135)	$(4,235)
Change in unrealized (losses) gains on equity securities	(4,494)	19,946
Total	$(15,629)	$15,711

Other operating costs and expenses:
Policy acquisition and insurance operating expenses	$889,185	$838,246
Insurance service expenses	23,166	23,246
Net foreign currency (gains) losses	(17,011)	19,378
Other costs and expenses	75,320	69,040
Total	$970,660	$949,910

Cash flow from operations	$667,857	$743,817

Reconciliation of net income to operating income:
Net income	$515,216	$417,571
Pre-tax investment losses (gains), net of related expenses	15,775	(16,355)
Pre- tax net foreign currency (gains) losses	(17,011)	19,378
Income tax expense	277	(638)
Operating income after-tax (4)	$514,257	$419,956
(1)Short-tail lines include commercial multi-peril (non-liability), inland marine, accident and health, fidelity and surety, boiler and machinery, high net worth homeowners and other lines.
(2)Includes reinsurance casualty and property and certain program management business.
(3)Core portfolio includes fixed maturity securities, equity securities, cash and cash equivalents, real estate and loans receivable.
(4)Operating income is a non-GAAP financial measure defined by the Company as net income excluding after-tax net investment gains (losses) and after tax net foreign currency gains (losses). Net investment gains (losses) are computed net of related expenses, including performance-based compensatory costs associated with realized investment gains. The Company’s 2025 financial information has been restated to exclude after-tax net foreign currency gains (losses) from operating income to conform with this presentation. Management believes this measurement provides a useful indicator of trends in the Company’s underlying operations.

W. R. Berkley Corporation        8
Selected Balance Sheet Information
(Amounts in thousands, except per share data)

	March 31, 2026	December 31, 2025

Net invested assets (1)	$33,418,412	$33,173,381
Total assets	44,315,553	43,926,843
Reserves for losses and loss expenses	22,616,260	22,207,773
Senior notes and other debt	1,830,328	1,829,198
Subordinated debentures	1,010,707	1,010,527
Common stockholders' equity (2)	9,739,550	9,700,818
Common stock outstanding (3)	372,700	377,156
Book value per share (4)	26.13	25.72
Tangible book value per share (4)	25.52	25.11

(1)Net invested assets include investments, cash and cash equivalents, trading accounts receivable from brokers and clearing organizations, trading account securities sold but not yet purchased and unsettled purchases.
(2)As of March 31, 2026, reflected in common stockholders' equity are after-tax unrealized investment losses of $270 million and unrealized currency translation losses of $331 million. As of December 31, 2025, reflected in common stockholders' equity are after-tax unrealized investment losses of $125 million and unrealized currency translation losses of $326 million.
(3)During the three months ended March 31, 2026, the Company repurchased 4,471,634 shares of its common stock for $302 million. The number of shares of common stock outstanding excludes shares held in a grantor trust.
(4)Book value per share is total common stockholders’ equity divided by the number of common shares outstanding. Tangible book value per share is total common stockholders’ equity excluding the after-tax value of goodwill and other intangible assets divided by the number of common shares outstanding.

W. R. Berkley Corporation        9
Investment Portfolio
March 31, 2026
(Amounts in thousands, except percentages)

	Carrying Value	Percent of Total
Fixed maturity securities:
United States government and government agencies	$4,383,573	13.1%
State and municipal:
Special revenue	1,108,270	3.3%
State general obligation	229,479	0.7%
Local general obligation	211,435	0.6%
Corporate backed	157,193	0.5%
Pre-refunded	74,612	0.2%
Total state and municipal	1,780,989	5.3%
Mortgage-backed securities:
Agency	4,299,948	12.9%
Commercial	221,983	0.7%
Residential - Prime	198,589	0.6%
Residential - Alt A	1,281	0.0%
Total mortgage-backed securities	4,721,801	14.2%
Asset-backed securities	3,868,945	11.6%
Corporate:
Financial	3,534,559	10.6%
Industrial	3,511,729	10.5%
Utilities	1,519,659	4.5%
Other	210,223	0.6%
Total corporate	8,776,170	26.2%
Foreign government	1,976,931	5.9%
Total fixed maturity securities (1)	25,508,409	76.3%
Equity securities available for sale:
Common stocks	849,670	2.5%
Preferred stocks	619,981	1.9%
Total equity securities available for sale	1,469,651	4.4%
Cash and cash equivalents (2)	2,132,557	6.4%
Investment funds	1,398,022	4.2%
Real estate	1,303,741	3.9%
Arbitrage trading account	1,164,872	3.5%
Loans receivable	441,160	1.3%
Net invested assets	$33,418,412	100.0%

(1)Total fixed maturity securities had an average rating of AA- and an average duration of 3.1 years, including cash and cash equivalents.
(2)Cash and cash equivalents includes trading accounts receivable from brokers and clearing organizations, trading account securities sold but not yet purchased and unsettled purchases.